Exhibit 10.1

                                  (U.S. AND CANADIAN ACCREDITED PURCHASERS ONLY)

NONE OF THE SECURITIES TO WHICH THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT (THE "SUBSCRIPTION AGREEMENT") RELATES HAVE BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"), OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT PURSUANT TO AN EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

                             LIFE STEM GENETICS INC.

                    PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT

                              ACCREDITED INVESTORS

                            INSTRUCTIONS TO PURCHASER

1. THIS SUBSCRIPTION FORM is for use by United States and Non-U.S. Accredited Investors.

2.   COMPLETE the information on page 2 of this Subscription Agreement.

3.   COMPLETE  the  Canadian  Questionnaire  on  page  15 to  this  Subscription
     Agreement.

4.   If a US resident, COMPLETE the Questionnaire attached on page 11.

5.   All other information must be filled in where appropriate.

                    PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT

TO: LIFE STEM GENETICS INC. (the "ISSUER")

Subject and pursuant to the terms set out in the Terms on page 3 of this Subscription Agreement, the General Provisions on pages 5 to 10 of this Subscription Agreement and the other schedules and appendices attached which are hereby incorporated by reference, the Purchaser hereby irrevocably subscribes for, and on Closing will purchase from the Issuer, the following securities at the following price:

                            ___________________ Units


           USD$1.00 per Unit for a total purchase price of USD$_______

The Purchaser  owns,  directly or  indirectly,  the following  securities of the
Issuer:

[CHECK IF APPLICABLE] The Purchaser is an affiliate of the Issuer or a professional advisor of the Issuer.

The Purchaser directs the Issuer to issue, register and deliver the certificates representing the Shares as follows:

 REGISTRATION INSTRUCTIONS                           DELIVERY INSTRUCTIONS

-----------------------------------    -----------------------------------------
Name to appear on certificate          Name and account reference, if applicable


-----------------------------------    -----------------------------------------
Account reference if applicable        Contact name


-----------------------------------    -----------------------------------------
Address                                Address

-----------------------------------    -----------------------------------------
                                       Telephone Number

EXECUTED BY THE PURCHASER THIS DAY OF NOVEMBER, 2013. BY EXECUTING THIS SUBSCRIPTION AGREEMENT, THE PURCHASER CERTIFIES THAT THE PURCHASER AND ANY BENEFICIAL PURCHASER FOR WHOM THE PURCHASER IS ACTING AS RESIDENT IN THE JURISDICTION SHOWN AS THE "ADDRESS OF PURCHASER".

WITNESS:                             EXECUTION BY PURCHASER:

                                     X
-----------------------------------  -------------------------------------------
Signature of Witness                 Signature of individual (if Purchaser IS
                                     an individual)

                                     X
-----------------------------------  -------------------------------------------
Name of Witness                      Authorized signatory (if Purchaser is
                                     NOT an individual)

-----------------------------------  -------------------------------------------
Address of Witness                   Name of Purchaser (PLEASE PRINT)

-----------------------------------  -------------------------------------------
                                     Name of authorized signatory (PLEASE PRINT)


Accepted this __ day of
November, 2013                       -------------------------------------------
LIFE STEM GENETICS INC.              Address of Purchaser (residence)

                                     -------------------------------------------
Per:                                 *Telephone Number

-----------------------------------  -------------------------------------------
Authorized Signatory                 *E-mail address

                                     -------------------------------------------
                                     *Social Security/Insurance No./Gov ID No.:

* Required from all Purchasers
By signing this acceptance, the Issuer agrees to be bound by the Terms on page 3 of this Subscription Agreement, the General Provisions on pages 5 to 10 of this Subscription Agreement and the other schedules and appendices incorporated by reference. IF FUNDS ARE DELIVERED TO THE ISSUER'S LAWYERS, THEY ARE AUTHORIZED TO RELEASE THE FUNDS TO THE ISSUER without further authorization from the Purchaser.

                                      TERMS

REFERENCE DATE OF THIS
SUBSCRIPTION AGREEMENT       November _____________, 2013 (the "AGREEMENT DATE")


                                  THE OFFERING

THE ISSUER                   LIFE STEM GENETICS INC. (the "ISSUER")

OFFERING The offering consists of units ("UNITS") at $1.00 per Unit. Each Unit will consist of one common share in the capital of the Issuer (each, a "SHARE") and one half of one common share purchase warrant (each whole warrant a "WARRANT") subject to adjustment. Each Warrant shall entitle the holder thereof to purchase one common share in the capital stock of the Issuer (each, a "WARRANT SHARE"), as defined below. The Warrants will be exercisable for 12 months following the Closing at $1.00 per share.

                             The  Shares,   Warrants  and  Warrant   Shares  are
                             individually and collectively referred to as the "SECURITIES".

WARRANTS Exercisable for twelve (12) months from Closing at an exercise price of USD$1.00 per share of common stock.

PURCHASED SECURITIES         The "PURCHASED  SECURITIES" under this Subscription
                             Agreement  are  Shares,  Warrants  and the  Warrant
                             Shares.

OFFERING RESTRICTIONS        This   offering  is  not  subject  to  any  minimum
                             offering.

ISSUE PRICE                  USD$1.00 per Unit.

SELLING JURISDICTIONS        The Units may only be sold in  jurisdictions  where
                             they   may   be   lawfully   sold   (the   "SELLING
                             JURISDICTIONS") including, without limitation, all provinces of Canada, but excluding the Province of Quebec.

SECURITIES EXEMPTIONS        The offering  will be made in  accordance  with the
                             following prospectus registration exemptions:

                             (a) the Accredited Investor exemption as defined by Regulation D promulgated under the 1933 Act; or

                             (b) the exemption afforded by Regulation S of the 1933 Act for offerings of securities in an offshore transaction to persons who are not U.S. persons; and

                             (c) the Accredited Investor exemption defined in Canadian National Instrument 45-106; or

                             with  the  approval  of  the  Issuer,   such  other
                             exemptions as may be available pursuant to the securities laws of the Selling Jurisdictions.

CLOSING DATE                 On or before  November __,  2013,  or on such other
                             date determined by the Issuer in its discretion.

RESALE RESTRICTIONS
AND LEGENDS                  The Purchaser  acknowledges  that the  certificates
                             representing the Purchased Securities will bear the following legends:

                             FOR US PURCHASERS:

                             "THE SECURITIES REPRESENTED HEREBY (and if a warrant, the legend shall include the following:
                             AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF) HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933
                             ACT"). THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT OR: (A) TO THE ISSUER, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE 1933 ACT, (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE 1933 ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) WITH THE PRIOR CONSENT OF THE ISSUER, IN A TRANSACTION T HAT DOES NOT REQUIRE REGISTRATION UNDER THE 1933 ACT OR ANY APPLICABLE STATE SECURITIES LAWS, AND THE HOLDER HAS FURNISHED TO THE ISSUER AN OPINION TO SUCH EFFECT FROM COUNSEL OF RECOGNIZED STANDING REASONABLY SATISFACTORY TO THE ISSUER PRIOR TO SUCH OFFER, SALE, PLEDGE OR TRANSFER."

                             FOR NON-U.S. PURCHASERS:

                             THIS PRIVATE PLACEMENT SUBSCRIPTION AGREEMENT (THE "SUBSCRIPTION AGREEMENT") RELATES TO AN OFFERING OF SECURITIES IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT").

                             NONE OF THE SECURITIES TO WHICH THIS SUBSCRIPTION AGREEMENT RELATES HAVE BEEN REGISTERED UNDER THE 1933 ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S
                             UNDER THE 1933 ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE 1933 ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.

                             Purchasers are advised to consult with their own legal counsel or advisors to determine the resale restrictions that may be applicable to them.

                               GENERAL PROVISIONS

1. DEFINITIONS

1.1 In the Subscription Agreement (including the first (cover) page, the Terms on page 3 and 4, these General Provisions and the other schedules, questionnaires and appendices incorporated by reference), the following words have the following meanings unless otherwise indicated:

     (a)  "1933 ACT" means the United States Securities Act of 1933, as amended;

     (b) "APPLICABLE LEGISLATION" means the Securities Legislation Applicable to the Issuer (as defined on page 8) and all legislation incorporated in the definition of this term in other parts of the Subscription Agreement, together with the regulations and rules made and promulgated under that legislation and all administrative policy statements, blanket orders and rulings, notices and other administrative directions issued by the Commissions;

     (c) "CLOSING" means the completion of the sale and purchase of the Purchased Securities;

     (d) "CLOSING DATE" means the date on which the Closing occurs, which shall be on or before November , 2013, or on such other date determined by the Issuer in its discretion;

     (e) "CLOSING YEAR" means the calendar year in which the Closing takes place;

     (f) "COMMISSIONS" means the Commissions with Jurisdiction over the Issuer (as defined below) and the securities commissions incorporated in the definition of this term in other parts of the Subscription Agreement;

     (g)  "FINAL CLOSING" means the last Closing under the Private Placement;

     (h)  "GENERAL   PROVISIONS"   means  those  portions  of  the  Subscription
          Agreement headed "GENERAL PROVISIONs" and contained on pages 5 to 10;

     (i) "PRIVATE PLACEMENT" means the offering of the Units on the terms and conditions of this Subscription Agreement;

     (j)  "PURCHASED SECURITIES" has the meaning assigned in the Terms;

     (k)  "REGULATORY AUTHORITIES" means the Commissions;

     (l)  "SECURITIES" has the meaning assigned in the Terms;

     (m) "SUBSCRIPTION AGREEMENT" means the first (cover) page, the Terms on pages 3 to 4, the General Provisions and the other schedules and appendices incorporated by reference; and

     (n) "TERMS" means those portions of the Subscription Agreement headed "Terms" and contained on pages 3 to 4.

1.2 In the Subscription Agreement, the following terms have the meanings defined in Regulation S under the 1933 Act: "DIRECTED SELLING EFFORTS", "FOREIGN ISSUER", "OFFSHORE", "SUBSTANTIAL U.S. MARKET INTEREST", "U.S. PERSON" and "UNITED STATES".

1.3 In the Subscription Agreement, unless otherwise specified, currencies are indicated in U.S. dollars.

1.4 In the Subscription Agreement, other words and phrases that are capitalized have the meanings assigned to them in the body hereof.

2. ACKNOWLEDGEMENTS, REPRESENTATIONS AND WARRANTIES OF PURCHASER

2.1 ACKNOWLEDGEMENTS CONCERNING OFFERING

The Purchaser acknowledges that:

     (a) the Securities have not been registered under the 1933 Act, or under any state securities or "blue sky" laws of any state of the United States, and are being offered only in a transaction not involving any public offering within the meaning of the 1933 Act, and, unless so registered, may not be offered or sold in the United States or to U.S. Persons (as defined herein), except pursuant to an effective registration statement under the 1933 Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act, and in each case only in accordance with applicable state securities laws;

     (b) the Issuer will refuse to register any transfer of the Securities not made in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the 1933 Act or pursuant to an available exemption from, or in a transaction not subject to, the registration requirements of the 1933 Act;

     (c) the Issuer has not undertaken, and will have no obligation, to register any of the Securities under the 1933 Act;

     (d) the decision to execute this Subscription Agreement and purchase the Units agreed to be purchased hereunder has not been based upon any oral or written representation as to fact or otherwise made by or on behalf of the Issuer and such decision is based entirely upon a review of information (the "ISSUER INFORMATION") which has been provided by the Issuer to the Purchaser. If the Issuer has presented a business plan or any other type of corporate profile to the Purchaser, the Purchaser acknowledges that the business plan, the corporate profile and any projections or predictions contained in any such documents may not be achieved or be achievable;

     (e) the Purchaser and the Purchaser's advisor(s) have had a reasonable opportunity to ask questions of and receive answers from the Issuer regarding the Offering, and to obtain additional information, to the extent possessed or obtainable without unreasonable effort or expense, necessary to verify the accuracy of the information contained in the Issuer Information, or any business plan, corporate profile or any other document provided to the Purchaser;

     (f) the books and records of the Issuer were available upon reasonable notice for inspection, subject to certain confidentiality restrictions, by the Purchaser during reasonable business hours at its principal place of business and that all documents, records and books pertaining to this Offering have been made available for inspection by the Purchaser, the Purchaser's attorney and/or advisor(s);

     (g) by execution hereof the Purchaser has waived the need for the Issuer to communicate its acceptance of the purchase of the Units pursuant to this Subscription Agreement;

     (h) the Issuer is entitled to rely on the representations and warranties and the statements and answers of the Purchaser contained in this Subscription Agreement and in the Questionnaire, and the Purchaser will hold harmless the Issuer from any loss or damage it may suffer as a result of the Purchaser's failure to correctly complete this Subscription Agreement or the Questionnaire;

     (i) the Purchaser will indemnify and hold harmless the Issuer and, where applicable, its respective directors, officers, employees, agents, advisors and shareholders from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Purchaser contained herein, the Questionnaire or in any other document furnished by the Purchaser to the Issuer in connection herewith, being untrue in any material respect or any breach or failure by the Purchaser to comply with any covenant or agreement made by the Purchaser to the Issuer in connection therewith;

     (j) the issuance and sale of the Units to the Purchaser will not be completed if it would be unlawful or if, in the discretion of the Issuer acting reasonably, it is not in the best interests of the Issuer;

     (k) the Purchaser has been advised to consult its own legal, tax and other advisors with respect to the merits and risks of an investment in the Units and with respect to applicable resale restrictions and it is solely responsible (and the Issuer is in any way responsible) for compliance with applicable resale restrictions;

     (l) the Securities are not listed on any stock exchange or automated dealer quotation system and no representation has been made to the Purchaser that any of the Securities will become listed on any stock exchange or automated dealer quotation system;

     (m) neither the SEC nor any other securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities ;

     (n) no documents in connection with this Offering have been reviewed by the SEC or any state securities administrators;

     (o) there is no government or other insurance covering any of the Securities ; and

     (p) this Subscription Agreement is not enforceable by the Purchaser unless it has been accepted by the Issuer, and the Purchaser acknowledges and agrees that the Issuer reserves the right to reject any Subscription for any reason..

2.2 REPRESENTATIONS BY THE PURCHASER

The Purchaser represents and warrants to the Issuer that, as at the Agreement Date and at the Closing:

     (a)  the Purchaser is resident at the address indicated on page 2 hereof;

     (b) the Purchaser has received and carefully read this Subscription Agreement;

     (c) the Purchaser has the legal capacity and competence to enter into and execute this Subscription Agreement and to take all actions required pursuant hereto and, if the Purchaser is a corporation, it is duly incorporated and validly subsisting under the laws of its jurisdiction of incorporation and all necessary approvals by its directors, shareholders and others have been obtained to authorize execution and performance of this Subscription Agreement on behalf of the Purchaser;

     (d) the Purchaser (i) has adequate net worth and means of providing for its current financial needs and possible personal contingencies, (ii) has no need for liquidity in this investment, and (iii) is able to bear the economic risks of an investment in the Units for an indefinite period of time, and can afford the complete loss of such investment;

     (e) the Purchaser is aware that an investment in the Issuer is speculative and involves certain risks, including the possible loss of the investment;

     (f) the entering into of this Subscription Agreement and the transactions contemplated hereby do not result in the violation of any of the terms and provisions of any law applicable to, or, if applicable, the constating documents of, the Purchaser, or of any agreement, written or oral, to which the Purchaser may be a party or by which the Purchaser is or may be bound;

     (g) the Purchaser has duly executed and delivered this Subscription Agreement and it constitutes a valid and binding agreement of the Purchaser enforceable against the Purchaser;

     (h) the Purchaser has the requisite knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the investment in the Units and the Issuer, and the Purchaser is providing evidence of such knowledge and experience in these matters through the information requested in the Questionnaire;

     (i) the Purchaser understands and agrees that the Issuer and others will rely upon the truth and accuracy of the acknowledgements, representations and agreements contained in this Subscription Agreement, and agrees that if any of such acknowledgements, representations and agreements are no longer accurate or have been breached, the Purchaser shall promptly notify the Issuer;

     (j) all information contained in the Questionnaire is complete and accurate and may be relied upon by the Issuer, and the Purchaser will notify the Issuer immediately of any material change in any such information occurring prior to the Closing of the purchase of the Securities ;

     (k) the Purchaser is purchasing the Units for its own account for investment purposes only and not for the account of any other person and not for distribution, assignment or resale to others, and no other person has a direct or indirect beneficial interest is such Units, and the Purchaser has not subdivided his interest in the Units with any other person;

     (l) the Purchaser is not an underwriter of, or dealer in, the common shares of the Issuer, nor is the Purchaser participating, pursuant to a contractual agreement or otherwise, in the distribution of the Securities ;

     (m) the Purchaser has made an independent examination and investigation of an investment in the Units and the Issuer and has depended on the advice of its legal and financial advisors and agrees that the Issuer will not be responsible in anyway whatsoever for the Purchaser's decision to invest in the Units and the Issuer;

     (n) if the Purchaser is acquiring the Units as a fiduciary or agent for one or more investor accounts, the investor accounts for which the Purchaser acts as a fiduciary or agent satisfy the definition of an "Accredited Investor", as the term is defined under Regulation D of the 1933 Act;

     (o) if the Purchaser is acquiring the Units as a fiduciary or agent for one or more investor accounts, the Purchaser has sole investment discretion with respect to each such account, and the Purchaser has full power to make the foregoing acknowledgements, representations and agreements on behalf of such account;

     (p) the Purchaser is not aware of any advertisement of any of the Units and is not acquiring the Units as a result of any form of general solicitation or general advertising including advertisements, articles, notices or other communications published in any newspaper, magazine or similar media or broadcast over radio or television, or any seminar or meeting whose attendees have been invited by general solicitation or general advertising; and

     (q)  no  person   has  made  to  the   Purchaser   any   written   or  oral
          representations:

          (i)  that any person will resell or repurchase any of the Securities ;

          (ii) that any person will refund the purchase price of any of the Securities ;

          (iii) as to the future price or value of any of the Securities; or

          (iv) that any of the Securities will be listed and posted for trading on any stock exchange or automated dealer quotation system or that application has been made to list and post any of the Securities of the Issuer on any stock exchange or automated dealer quotation system.

2.3 RELIANCE, INDEMNITY AND NOTIFICATION OF CHANGES

The representations and warranties in the Subscription Agreement (including the first (cover) page, the Terms, the General Provisions and the other schedules and appendices incorporated by reference) are made by the Purchaser with the intent that they be relied upon by the Issuer in determining its suitability as a purchaser of Purchased Securities, and the Purchaser hereby agrees to indemnify the Issuer against all losses, claims, costs, expenses and damages or liabilities which any of them may suffer or incur as a result of reliance thereon. The Purchaser undertakes to notify the Issuer immediately of any change in any representation, warranty or other information relating to the Purchaser set forth in the Subscription Agreement (including the first (cover) page, the Terms, the General Provisions and the other schedules and appendices incorporated by reference) which takes place prior to the Closing.

2.4 SURVIVAL OF REPRESENTATIONS AND WARRANTIES

The representations and warranties contained in this Section will survive the Closing.

3. ISSUER'S ACCEPTANCE

The Subscription Agreement, when executed by the Purchaser, and delivered to the Issuer, will constitute a subscription for Units which will not be binding on the Issuer until accepted by the Issuer by executing the Subscription Agreement in the space provided on the face page(s) of the Agreement and, notwithstanding the Agreement Date, if the Issuer accepts the subscription by the Purchaser, the Subscription Agreement will be entered into on the date of such execution by the Issuer.

4. CLOSING

4.1 On or before the end of the business day before the Closing Date, the Purchaser will deliver to the Issuer the Subscription Agreement and all applicable schedules and required forms, duly executed, and payment in full for the total price of the Purchased Securities to be purchased by the Purchaser.

4.2 At Closing, the Issuer will deliver to the Purchaser the certificates representing the Purchased Securities purchased by the Purchaser registered in the name of the Purchaser or its nominee, or as directed by the Purchaser.

5. MISCELLANEOUS

5.1 The Purchaser agrees to sell, assign or transfer the Securities only in accordance with the requirements of applicable securities laws and any legends placed on the Securities as contemplated by the Subscription Agreement.

5.2 The Purchaser hereby authorizes the Issuer to correct any minor errors in, or complete any minor information missing from any part of the Subscription Agreement and any other schedules, forms, certificates or documents executed by the Purchaser and delivered to the Issuer in connection with the Private Placement.

5.3 The Issuer may rely on delivery by fax machine of an executed copy of this subscription, and acceptance by the Issuer of such faxed copy will be equally effective to create a valid and binding agreement between the Purchaser and the Issuer in accordance with the terms of the Subscription Agreement.

5.4 Without limitation, this subscription and the transactions contemplated by this Subscription Agreement are conditional upon and subject to the Issuer's having obtained such regulatory approval of this subscription and the transactions contemplated by this Subscription Agreement as the Issuer considers necessary.

5.5 This Subscription Agreement is not assignable or transferable by either party hereto without the express written consent of the other party to this Subscription Agreement.

5.6 Time is of the essence of this Subscription Agreement.

5.7 Except as expressly provided in this Subscription Agreement and in the agreements, instruments and other documents contemplated or provided for in this Subscription Agreement, this Subscription Agreement contains the entire agreement between the parties with respect to the Securities and there are no other terms, conditions, representations or warranties whether expressed, implied, oral or written, by statute, by common law, by the Issuer, or by anyone else.

5.8 The parties to this Subscription Agreement may amend this Subscription Agreement only in writing.

5.9 This Subscription Agreement enures to the benefit of and is binding upon the parties to this Subscription Agreement and their successors and permitted assigns.

5.10 A party to this Subscription Agreement will give all notices to or other written communications with the other party to this Subscription Agreement concerning this Subscription Agreement by hand or by registered mail addressed to the address given on page 2.

5.11 This Subscription Agreement is to be read with all changes in gender or number as required by the context.

5.12 This Subscription Agreement will be governed by and construed in accordance with the internal laws of Ontario (without reference to its rules governing the choice or conflict of laws), and the parties hereto irrevocably attorn and submit to the exclusive jurisdiction of the courts of the State of Nevada with respect to any dispute related to this Subscription Agreement.


                            End of General Provisions

                                  UNITED STATES
                        ACCREDITED INVESTOR QUESTIONNAIRE

All capitalized terms herein, unless otherwise defined, have the meanings ascribed thereto in the Subscription Agreement.

This Questionnaire is for use by each Purchaser who is a US person (as that term is defined Regulation S of the United States Securities Act of 1933 (the "1933 Act")) and has indicated an interest in purchasing Shares of the Issuer. The purpose of this Questionnaire is to assure the Issuer that each Purchaser will meet the standards imposed by the 1933 Act and the appropriate exemptions of applicable state securities laws. The Issuer will rely on the information contained in this Questionnaire for the purposes of such determination. The Securities will not be registered under the 1933 Act in reliance upon the exemption from registration afforded by Section 3(b) and/or Section 4(2) and Regulation D of the 1933 Act. This Questionnaire is not an offer of the Securities or any other securities of the Issuer in any state other than those specifically authorized by the Issuer.

All information contained in this Questionnaire will be treated as confidential. However, by signing and returning this Questionnaire, each Purchaser agrees that, if necessary, this Questionnaire may be presented to such parties as the Issuer deems appropriate to establish the availability, under the 1933 Act or applicable state securities law, of exemption from registration in connection with the sale of the Securities hereunder.

The Purchaser covenants, represents and warrants to the Issuer that it satisfies one or more of the categories of "Accredited Investors", as defined by Regulation D promulgated under the 1933 Act, as indicated below: (Please initial in the space provide those categories, if any, of an "Accredited Investor" which the Purchaser satisfies.)

____ Category 1     An organization described in Section 501(c)(3) of the United
                    States Internal Revenue Code, a corporation, a Massachusetts or similar business trust or partnership, not formed for the specific purpose of acquiring the Securities, with total assets in excess of US $5,000,000.

____ Category 2     A natural person whose  individual  net worth,  or joint net worth with that person's spouse (excluding their primary residence), on the date of purchase exceeds US $1,000,000.

____ Category 3     A natural  person who had an individual  income in excess of
                    US $200,000 in each of the two most recent years or joint income with that person's spouse in excess of US $360,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year.

____ Category 4     A "bank" as defined under Section  (3)(a)(2) of the 1933 Act or savings  and loan  association  or other  institution  as defined in Section  3(a)(5)(A) of the 1933 Act acting in its individual or fiduciary capacity; a broker dealer registered pursuant  to Section 15 of the  SECURITIES  EXCHANGE  ACT OF
                    1934  (United  States);  an  insurance  Issuer as defined in
                    Section  2(13)  of  the  1933  Act;  an  investment   Issuer
                    registered  under the INVESTMENT  ISSUER ACT OF 1940 (United
                    States)  or a  business  development  Issuer as  defined  in
                    Section  2(a)(48) of such Act; a Small  Business  Investment
                    Issuer  licensed by the U.S. Small  Business  Administration under Section 361(c) or (d) of the SMALL BUSINESS INVESTMENT
                    ACT OF 1958  (United  States);  a plan with total  assets in excess of $5,000,000  established and maintained by a state,
                    a   political   subdivision   thereof,   or  an   agency  or
                    instrumentality  of  a  state  or  a  political  subdivision thereof,  for the  benefit  of its  employees;  an  employee benefit plan within the meaning of the  EMPLOYEE  RETIREMENT
                    INCOME SECURITY ACT OF 1974 (United States) whose investment decisions  are  made  by a plan  fiduciary,  as  defined  in
                    Section 3(21) of such Act,  which is either a bank,  savings
                    and  loan   association,   insurance  Issuer  or  registered
                    investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000, or, if a self-directed plan, whose investment decisions are made solely by persons that are accredited investors.

____ Category 5     A private business  development Issuer as defined in Section
                    202(a)(22)  of the  INVESTMENT  ADVISERS ACT OF 1940 (United
                    States).

____ Category 6     A director or executive officer of the Issuer.

____ Category 7     A trust  with  total  assets in excess  of  $5,000,000,  not formed for the specific purpose of acquiring the Securities, whose purchase is directed by a sophisticated person as described in Rule 506(b)(2)(ii) under the 1933 Act.

____ Category 8     An entity  in which all of the  equity  owners  satisfy  the requirements of one or more of the foregoing categories.

Note that prospective Purchaser claiming to satisfy one of the above categories of Accredited Investor may be required to supply the Issuer with a balance sheet, prior years' federal income tax returns or other appropriate documentation to verify and substantiate the Purchaser's status as an Accredited Investor.

If the Purchaser is an entity which initialled Category 8 in reliance upon the Accredited Investor categories above, state the name, address, total personal income from all sources for the previous calendar year, and the net worth (exclusive of home, home furnishings and personal automobiles) for each equity owner of the said entity:

PURCHASER'S ACKNOWLEDGEMENTS. The Purchaser acknowledges and agrees (on its own behalf and, if applicable, on behalf of each beneficial purchaser for whom the Purchaser is contracting hereunder) with the Issuer, the U.S. Affiliates and the Agents (which acknowledgements and agreements shall survive the Closing) that:

     (a) no agency, governmental authority, regulatory body, stock exchange or other entity has made any finding or determination as to the merit for investment of, nor have any such agencies or governmental authorities, regulatory bodies, stock exchanges or other entities made any recommendation or endorsement with respect to, the Securities;

     (b) the sale and delivery of the Securities is conditional upon such sale being exempt from the prospectus filing and registration requirements, and being exempt from the requirement to deliver an offering memorandum in connection with the distribution of the Securities under the applicable securities laws or upon the issuance of such orders, consents or approvals as may be required to permit such sale without the requirement of filing a prospectus or registration statement;

     (c) none of the Securities have been or will be registered under the 1933 Act or the securities laws of any state and the Securities may not be offered or sold, directly or indirectly, in the United States to, or for the account or benefit of, a U.S. Person or a person in the United States unless registered under the 1933 Act and the securities laws of all applicable states or unless an exemption from such registration requirements is available, and the Issuer has no obligation or present intention of filing a registration statement under the U.S. Securities Act in respect of any of the Securities ;

     (d) the Purchaser may not offer, sell or transfer the Securities within the United States or to, or for the account or benefit of, a U.S. Person, unless the Securities are registered under the 1933 Act and the securities laws of all applicable states or an exemption from such registration requirements is available;

     (e) the acquisition of the Securities has not been made through or as a result of any "general solicitation or general advertising" (as such terms are used in Rule 502(c) of Regulation D) the distribution of the Securities has not been accompanied by any advertisement, including, without limitation, in printed public media, radio, television or telecommunications, including electronic display, or as part of a general solicitation;

     (f) the certificates evidencing the Securities will bear a legend, and the certificates evidencing the Warrant Shares may bear a legend, regarding restrictions on transfer as required pursuant to applicable Securities Laws, including applicable federal and state securities laws of the United States;

     (g) the Issuer is relying on an exemption from the requirements to provide the Purchaser with a prospectus or registration statement and to sell securities through a person or Issuer registered to sell securities under the securities laws or other applicable securities legislation and, as a consequence of acquiring Securities pursuant to this exemption, certain protections, rights and remedies provided by the securities laws or other applicable securities legislation including statutory rights of rescission or damages, will not be available to the Purchaser; and

     (h)  no  person   has  made  to  the   Purchaser   any   written   or  oral
          representations:

          (i)  that any person will resell or repurchase the Securities ;

          (ii) that any person will refund the purchase price of the Securities; or

          (iii) as to the future price or value of any of the Securities.

REPRESENTATIONS, WARRANTIES AND COVENANTS. The Purchaser hereby represents and warrants to, and covenants with the Issuer which representations, warranties and covenants shall survive the Closing, that as at the execution date of certificate and the Closing Date:

     (a) it acknowledges that the Issuer has not filed a prospectus or registration statement with any of the securities regulators or any other securities commission or similar authority in connection with the distribution of the Securities and that:

          (i) the Purchaser is restricted from using most of the civil remedies available under the applicable securities laws;

          (ii) the Purchaser may not receive information that would otherwise be required to be provided to him under the applicable securities laws;

          (iii)the Purchaser is relieved from certain obligations that it would otherwise be required to give if it provided a prospectus or registration statement under the applicable securities laws; and

          (iv) the issuance and sale of the Securities to the Purchaser is subject to the sale being exempt from the prospectus and registration requirements of the applicable securities laws.

     (b)  the Purchaser further acknowledges that:

          (i) no securities commission or similar regulatory authority has reviewed or passed on the merits of the Securities ;

          (ii) there  is  no   government  or  other   insurance   covering  the
               Securities;

          (iii)there are risks  associated  with the purchase of the Securities;
               and

          (iv) there are restrictions on the Purchaser's (or beneficial purchaser's, if applicable) ability to re-sell the Securities and it is the responsibility of the Purchaser to find out what those restrictions are and to comply with them before selling the Securities;

     (c) if required by applicable Securities Laws, and any other applicable law the Purchaser will execute, deliver, file and otherwise assist the Issuer in filing such reports, undertakings and other documents with respect to the issuance of the Securities as may be required.

     (d) The Purchaser understands that the Securities are restricted securities (as defined in Rule 144 under the 1933 Act) and agrees that if it decides to offer, sell or otherwise transfer the Securities, it will not offer, sell or otherwise transfer any of such securities directly or indirectly, unless:

          (i)  the transfer is to the Issuer;

          (ii) The transfer is outside the United States in a transaction meeting the requirements of Rule 904 of Regulation S under the 1933 Act ("REGULATION S") and in compliance with applicable local laws and regulations of the jurisdiction(s) in which such sale is made;

          (iii)the transfer is made pursuant to the exemption from t he registration requirements under the 1933 Act provided by Rule 144 thereunder, if available, and in accordance with applicable state securities laws; or

          (iv) the Securities are transferred in a transaction that does not require registration under the 1933 Act or any applicable state securities laws, and the Purchaser has prior to such sale furnished to the Issuer an opinion of counsel of recognized standing or other evidence of exemption, in either case reasonably satisfactory to the Issuer; and

     (e) the Purchaser understands and acknowledges that upon the issuance thereof, and until such time as the same is no longer required under the applicable requirements of the 1933 Act or applicable U.S. state securities laws and regulations, the certificates representing the Securities, and all securities issued in exchange therefore or in substitution thereof, will bear a legend in substantially the following form:

              "THE SECURITIES REPRESENTED HEREBY (and if a warrant, the legend shall include the following: AND THE SECURITIES ISSUABLE UPON EXERCISE HEREOF) HAVE NOT BEEN REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "1933 ACT"). THESE SECURITIES MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE 1933 ACT OR: (A) TO THE ISSUER, (B) OUTSIDE THE UNITED STATES IN COMPLIANCE WITH RULE 904 OF REGULATION S UNDER THE 1933 ACT, (C) IN COMPLIANCE WITH THE EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE 1933 ACT PROVIDED BY RULE 144 THEREUNDER, IF AVAILABLE, AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS, OR (D) WITH THE PRIOR CONSENT OF THE ISSUER, IN A TRANSACTION T HAT DOES NOT REQUIRE REGISTRATION UNDER THE 1933 ACT OR ANY APPLICABLE STATE SECURITIES LAWS, AND THE HOLDER HAS FURNISHED TO THE ISSUER AN OPINION TO SUCH EFFECT FROM COUNSEL OF RECOGNIZED STANDING REASONABLY SATISFACTORY TO THE ISSUER PRIOR TO SUCH OFFER, SALE, PLEDGE OR TRANSFER."

The Purchaser hereby certifies that the information contained in this Questionnaire is complete and accurate and the Purchaser will notify the Issuer promptly of any change in any such information. If this Questionnaire is being completed on behalf of a corporation, partnership, trust or estate, the person executing on behalf of the Purchaser represents that it has the authority to execute and deliver this Questionnaire on behalf of such entity.

IN WITNESS WHEREOF, the undersigned has executed this Questionnaire as of the _____ day of November, 2013.


If a Corporation, Partnership or             If an Individual:
Other Entity:


-----------------------------------          -----------------------------------
Print of Type Name of Entity                 Signature

-----------------------------------          -----------------------------------
Signature of Authorized Signatory            Print or Type Name

-----------------------------------          -----------------------------------
Type of Entity                               Social Security/Tax I.D. No.

                           DECLARATION OF REGULATION S

                            ELIGIBILITY QUESTIONNAIRE

Regulation  S  of  the  United  States   Securities  Act  of  1933,  as  amended
("SECURITIES ACT") is available for the use of non-U.S. Persons only. This Declaration must be answered fully and returned to LIFE STEM GENETICS INC. (the "COMPANY") to ensure the Company is in compliance with the Securities Act in connection with the proposed acquisition of securities of the Company (the "SECURITIES") by the Purchaser (as defined below). All information will be held in the strictest confidence and used only to determine investor status. No information will be disclosed other than as required by law or regulation, other demand by proper legal process or in litigation involving the Company or its affiliates, controlling persons, officers, directors, partners, employees, shareholders, attorneys or agents.

I,   _________________________________  (THE  "PURCHASER"),  HEREBY  AFFIRM  AND
DECLARE THAT:

1.   The  Purchaser is not a "US Person," as such term is defined in Rule 902(k)
     of  Regulation  S  which,   without  restricting  the  generality  of  such
     definition, includes

     (a)  a natural person resident in the United States,

     (b) a partnership or corporation organized or incorporated under the laws of the United States,

     (c)  an estate of which any executor or administrator is a U.S. Person,

     (d)  a trust of which any trustee is a U.S. Person,

     (e) a non-discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary for the benefit of a U.S. Person,

     (f) a discretionary account or similar account (other than an estate or trust) held by a dealer or other fiduciary organized, incorporated or (if an individual) resident in the United States, and

     (g)  a partnership or corporation if

          (i)  organized  or   incorporated   under  the  laws  of  any  foreign
               jurisdiction, and

          (ii) formed by a U.S. Person principally for the purpose of investing in securities not registered under the 1933 Act, unless it is organized or incorporated, and owned, by `Accredited Investors' who are not natural persons, estates or trusts..

2.   The  Purchaser is not  purchasing  the  Securities  for the benefit of a US
     Person.

3. The Purchaser is not purchasing the Securities in the name of a company incorporated in the United States of America or for the benefit of a company incorporated in the United States of America.

4. The Purchaser is not purchasing the Securities in its capacity as trustee for a U.S.-based trust.

5. The Purchaser is not purchasing the securities in its capacity as an executor or administrator of the estate of a U.S. resident.

6. The Purchaser is not a U.S. resident purchasing the Securities through a brokerage account located outside of the United States of America, nor is it using a non-U.S. brokerage account to purchase the Securities for the benefit of individuals or corporate entities resident within the United States of America.

7. The Purchaser is not purchasing the Securities as part of a transaction or series of transactions that, although in technical compliance with the provisions of Regulation S, is part of a plan or scheme to evade the registration provisions of the Securities Act and will not engage in hedging transactions involving the Securities unless such transactions are in compliance with the Securities Act.

8. The Purchaser is purchasing the Securities as an investment and not with a view towards resale.

9. It has been called to the Purchaser's attention that this investment involves a high degree of risk, and no assurances are or have been made regarding the economic advantages, if any, which may inure to its benefit. The economic benefit from an investment in the Securities depends on the ability of the Company to successfully conduct its business activities. The accomplishment of such goals in turn depends on many factors beyond the control of the Company or its management. Accordingly, the suitability for any particular investor in the Securities will depend upon, among other things, such investor's investment objectives and such investor's ability to accept speculative risks, including the risk of a total loss of investment in the Securities. The Purchaser's advisor(s), if any, and the Purchaser have carefully reviewed and understand the risk of, and other considerations relating to, an investment in the securities.

10. The Purchaser is able to bear the economic risks of this investment, is able to hold the Securities for an indefinite period of time, and has sufficient net worth to sustain a loss of the entire investment in the Company in the event such loss should occur.

11. The Company has answered all inquiries that the Purchaser has made of it concerning the Company or any other matters relating to the business and proposed operation of the Company and the offer and sale of the Securities.

12.  The Purchaser will offer,  sell or otherwise  transfer the Securities  only
     (A) pursuant to a registration statement that has been declared effective under the Securities Act, (B) pursuant to offers and sales that occur outside the United States within the meaning of Regulation S in a transaction meeting the requirements of Rule 904 (or other applicable Rule) under the Securities Act, or (C) pursuant to another available exemption from the registration requirements of the Securities Act, subject to the Company's right prior to any offer, sale or transfer pursuant to clauses
     (B) or (C) to require the delivery of an opinion of counsel, certificates or other information reasonably satisfactory to the Company for the purpose of determining the availability of an exemption.

13. To the Purchaser's knowledge, without having made any independent investigation, neither the Company nor any person acting for the Company, has conducted any "directed selling efforts" in the United States as the term "directed selling efforts" is defined in Rule 902 of Regulation S, which, in general, means any activity undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the marketing in the United States for any of the securities being offered. Such activity includes, without limitation, the mailing of printed material to investors residing in the United States, the holding of promotional seminars in the United States, and the placement of advertisements with radio or television stations broadcasting in the United States or in publications with a general circulation in the United States, which discuss the offering of the securities. To the Purchaser's knowledge, without having made any independent investigation, the securities were not offered to it through, and the Purchaser is not aware of, any form of general solicitation or general advertising, including without limitation, (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television or radio, and (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

14. The Purchaser is permitted to purchase the Securities under the laws of its home jurisdiction.

15. The Purchaser has been independently advised as to the applicable holding period imposed in respect of the Securities by securities legislation in the jurisdiction in which it resides and confirms that no representation has been made respecting the applicable holding periods for the Securities in such jurisdiction and is aware of the risks and other characteristics of the Securities and of the fact that holders of such Securities may not be able to resell such Securities except in accordance with applicable securities legislation and regulatory policy.

16. The Purchaser understands that if it knowingly and willingly makes false statements as to eligibility to purchase or resell securities under Regulation S, it may become subject to civil and criminal proceedings being taken by the United States Securities and Exchange Commission.

17. The Purchaser has no present intention of becoming, a resident of the United States (defined as being any natural person physically present within the United States for at least 183 days in a 12-month consecutive period or any entity who maintained an office in the United States at any time during a 12-month consecutive period). The Purchaser understands that the Company may rely upon the representations and warranty of this paragraph as a basis for an exemption from registration of the securities under the Securities Act, and the provisions of relevant state securities laws.

DATED: November __, 2013

Witnessed by:                           )
                                        )
                                        )
-------------------------------------   )  -------------------------------------
                                        )  Signature
                                        )
-------------------------------------   )  -------------------------------------
Address                                 )
                                        )
-------------------------------------   )  -------------------------------------
                                        )  (Please print name)

EITHER THIS SECURITY NOR THE SECURITIES FOR WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE REASONABLY ACCEPTABLE TO THE ISSUER. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN SECURED BY SUCH SECURITIES.

                          COMMON STOCK PURCHASE WARRANT

                             LIFE STEM GENETICS INC.

Warrant Shares: ______________        Initial Exercise Date: _____________, 2013

THIS COMMON STOCK PURCHASE WARRANT (the "Warrant") certifies that, for value received, _______________________________________, or its assigns (the "Holder")
is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date hereof (the "Initial Exercise Date") and on or prior to the close of business on the twelve
(12) month anniversary of the Initial Exercise Date (the "Termination Date") but not thereafter, to subscribe for and purchase from LIFE STEM GENETICS INC., a Nevada corporation (the "Issuer"), up to the amount of shares stated above (as subject to adjustment hereunder, the "Warrant Shares") of the Issuer's Common Stock. The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b).

Section 1 Exercise.

     a) Exercise of Warrant. Exercise of the purchase rights represented by this Warrant may be made, in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date by delivery to the Issuer (or such other office or agency of the Issuer as it may designate by notice in writing to the registered Holder at the address of the Holder appearing on the books of the Issuer) of a duly executed facsimile copy of the Notice of Exercise form annexed hereto. Within three (3) Trading Days following the date of exercise as aforesaid, the Holder shall deliver the aggregate Exercise Price for the shares specified in the applicable Notice of Exercise by wire transfer or cashier's check drawn on a United States bank unless the cashless exercise procedure specified in Section 1(c) below is specified in the applicable Notice of Exercise. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Issuer until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Issuer for cancellation within three (3) Trading Days of the date the final Notice of Exercise is delivered to the Issuer. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Holder and the Issuer shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Issuer shall deliver any objection to any Notice of Exercise Form within one (1) Business Day of receipt of such notice. THE HOLDER AND ANY ASSIGNEE, BY ACCEPTANCE OF THIS WARRANT, ACKNOWLEDGE AND AGREE THAT, BY REASON OF THE PROVISIONS OF THIS PARAGRAPH, FOLLOWING THE PURCHASE OF A PORTION OF THE WARRANT SHARES HEREUNDER, THE NUMBER OF WARRANT SHARES AVAILABLE FOR PURCHASE HEREUNDER AT ANY GIVEN TIME MAY BE LESS THAN THE AMOUNT STATED ON THE FACE HEREOF.

     b) Exercise Price. The exercise price per share of the Common Stock under this Warrant shall be $1.00 per share, subject to adjustment hereunder (the "Exercise Price").

     c) Mechanics of Exercise.

          i. Delivery of Certificates Upon Exercise. Certificates for shares purchased hereunder shall be transmitted by the Transfer Agent to the Holder by delivery of a share certificate to the Holder.

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
          ii. Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Issuer shall, at the request of a Holder and upon surrender of this Warrant certificate, at the time of delivery of the certificate or certificates representing Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the un-purchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

          iii. Rescission Rights. If the Issuer fails to cause the Transfer Agent to transmit to the Holder a certificate or the certificates representing the Warrant Shares pursuant to Section 2(d)(i) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.

          iv. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Issuer shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.

          v. Charges, Taxes and Expenses. Issuance of certificates for Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such certificate, all of which taxes and expenses shall be paid by the Issuer, and such certificates shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event certificates for Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder and the Issuer may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto.

          vi. Closing of Books. The Issuer will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

Section 2. Miscellaneous.

     a) No Rights as Stockholder Until Exercise. This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Issuer prior to the exercise hereof as set forth in Section 1(c).

     b) Loss, Theft, Destruction or Mutilation of Warrant. The Issuer covenants that upon receipt by the Issuer of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Issuer will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

     c) Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then, such action may be taken or such right may be exercised on the next succeeding Business Day.

     d) Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be determined in accordance with the provisions of the Purchase Agreement.

     e) Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered and the Holder does not utilize cashless exercise, will have restrictions upon resale imposed by state and federal securities laws.

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
     f) Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Issuer shall be delivered in accordance with the notice provisions of the Purchase Agreement.

     g) Limitation of Liability. No provision hereof, in the absence of any affirmative action by the Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of the Issuer, whether such liability is asserted by the Issuer or by creditors of the Issuer.

     h) Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Issuer agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

     i) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Issuer and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of any Holder from time to time of this Warrant and shall be enforceable by the Holder or holder of Warrant Shares.

     j) Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Issuer and the Holder.

     k) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

     l) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

     IN WITNESS WHEREOF, the Issuer has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

                                        LIFE STEM GENETICS INC.
:

                                        By:____________________________________
                                           Name:
                                           Title:

                               NOTICE OF EXERCISE

To: LIFE STEM GENETICS INC.

     (1) The undersigned hereby elects to purchase ________ Warrant Shares of the Issuer pursuant to the terms of the attached Warrant (only if exercised in full), and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any. Payment shall take the form of lawful money of the United States.

     (2) Please issue a certificate or certificates representing said Warrant Shares in the name of the undersigned or in such other name as is specified below:

                    ----------------------------------------

     (3) The Warrant Shares shall be delivered to the following DWAC Account Number or by physical delivery of a certificate to:

                    ----------------------------------------

                    ----------------------------------------

                    ----------------------------------------

     (4) Accredited Investor. The undersigned is an "accredited investor" as defined in Regulation D promulgated under the Securities Act of 1933, as amended, and under Canadian National Instrument 45-106 (Prospectus and Registration Exemptions).


------------------------------------
(Signature of holder)

Name of Investing Entity: _____________________________________________________
Signature of Authorized Signatory of Investing Entity: ________________________ Name of Authorized Signatory: _________________________________________________
Title of Authorized Signatory: ________________________________________________
Date: _________________________________________________________________________


                          End of Subscription Agreement


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